Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of May 1 , 2024, by and among OXFORD FINANCE LLC, a Delaware limited liability company with 7 an office located at 115 South Union Street, Suite 300, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 to the Loan Agreement (as defined below) or otherwise a party thereto from time to time including Oxford in its capacity as a Lender, and SILICON VALLEY BANK, a division of First-Citizens Bank & Trust Company with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), SCHOLAR ROCK HOLDING CORPORATION, a Delaware corporation (“Parent”), and SCHOLAR ROCK, INC., a Delaware corporation (together with Parent, individually and collectively, jointly and severally, “Borrower”) with an office located at 301 Binney Street, 3rd Floor, Cambridge, MA 02142.

A.WHEREAS, Collateral Agent, Borrower and the Lenders have entered into that certain Loan and Security Agreement dated as of October 16, 2020, as amended by that certain First Amendment to Loan and Security Agreement dated as of November 16, 2021, as amended by that certain Second Amendment to Loan and Security Agreement dated as of November 10, 2022 and as amended by that certain Third Amendment to Loan and Security Agreement dated as of April 18, 2023 (as amended herein and as further amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

B.WHEREAS, Borrower, the Lenders party to this Amendment (constituting the Required Lenders) and Collateral Agent desire to amend such provisions as provided herein and subject to the terms and conditions set forth herein.

Agreement

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Collateral Agent hereby agree as follows:

1.	Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.	Amendments to Loan Agreement.

2.1Section 2.2(b) (Repayment). Section 2.2(b) of the Loan Agreement is hereby amended and restated as follows:

“(b)Repayment. Borrower shall make monthly payments in arrears of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to (x) thirty (30) months if the Amortization Date is June 1, 2025 and (y) twenty-four (24) months if the Amortization Date is December 1, 2025. All unpaid principal and accrued and unpaid

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).”

2.2Section 2.5(e) (Fees). Section 2.5(e) of the Loan Agreement is hereby amended and restated as follows:

“(e) Good Faith Deposit. Prior to the Effective Date, Borrower has paid to Collateral Agent a deposit of One Hundred Thousand Dollars ($100,000.00) (“Good Faith Deposit”), to initiate Collateral Agent’s and Lenders’ due diligence review and documentation process. Prior to the Fourth Amendment Effective Date, Borrower has paid to Collateral Agent a deposit of Fifty Thousand Dollars ($50,000.00) (“Fourth Amendment Good Faith Deposit”), to initiate Collateral Agent’s and Lenders’ due diligence review and documentation process in connection with the Fourth Amendment. The Good Faith Deposit and the Fourth Amendment Good Faith Deposit have been, or will be, used to pay Lenders’ Expenses due on the Effective Date or the Fourth Amendment Effective Date, as applicable; provided, however, (i) Borrower shall be responsible for the entire amount of Lenders’ Expenses payable under Section 2.5(e) hereof, and (ii) Collateral Agent agrees to deposit, within five (5) Business Days after the Fourth Amendment Effective Date, the portion (if any) of the Fourth Amendment Good Faith Deposit that will not be used to pay Lenders’ Expenses that have accrued on or prior to the Fourth Amendment Effective Date into a deposit account of Borrower maintained with Bank or Bank’s Affiliates to which Borrower has full access and which cash in such deposit account Borrower can use for any purposes not expressly prohibited by the Loan Agreement, and Collateral Agent shall provide Borrower written notice of any such deposit within one (1) Business Day of when such deposit is made.”

2.3Section 2.5(g) (Fees). New Section 2.5(g) is hereby added to the end of Section 2.5 of the Loan Agreement as follows:

“(g)  Interest-Only Extension Milestone Fees. The First Interest-Only Extension Milestone Fee, due and payable to the Lenders in accordance with their respective Pro Rata Shares, on the Fourth Amendment Effective Date. The Second Interest-Only Extension Milestone Fee, shall be due and payable (if ever) when and if the Amortization Date Extension Condition Satisfaction occurs, and, if ever due and payable, to be shared between the Lenders in accordance with their respective Pro Rata Shares.”

2.4Section 6.6 (Operating Accounts). Section 6.6 of the Loan Agreement is hereby amended and restated as follows:

“(a) Borrower shall at all times have on deposit in operating, depository and securities Collateral Accounts maintained with Bank or Bank’s Affiliates, in Collateral Accounts which are subject to a Control Agreement in favor of Collateral Agent, cash in an amount equal to the lesser of (i) one hundred percent (100.0%) of the Dollar value of all of Borrower’s consolidated cash, including any Subsidiaries’, in the aggregate, at all financial institutions, and (ii) one hundred five percent (105.0%) of the Dollar amount of the then-outstanding Obligations. Bank may, upon consultation with Collateral Agent and the Required Lenders, restrict withdrawals or transfers by or on behalf of Borrower that would violate this Section 6.6(a), regardless of whether an Event of Default exists. In addition, Borrower and its Subsidiaries shall, within thirty (30) days after the Fourth Amendment Effective Date and at all times thereafter, have on deposit in operating, depository and securities Collateral Accounts maintained with Bank or Bank’s Affiliates cash and investments in an aggregate amount of not less than twenty-five percent (25.0%) of the Dollar value of all of Borrower’s and its Subsidiaries’ cash and investments (including Cash Equivalents); provided, however, notwithstanding the foregoing, if Borrower achieves the Second Interest-Only Extension Milestone, then Borrower and its Subsidiaries shall, within thirty (30) days after the date that Borrower achieves the Second Interest-Only Extension Milestone and at all times thereafter, have on deposit in operating, depository and securities Collateral Accounts maintained with Bank or Bank’s Affiliates cash and investments in an aggregate amount of not less than sixty percent (60.0%) of the Dollar value of all of Borrower’s and its Subsidiaries’ cash and investments (including Cash Equivalents).

(b)Borrower shall provide Collateral Agent five (5) days’ prior written notice before Borrower or any of its Subsidiaries establishes any Collateral Account at or with any

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Person other than Bank or its Affiliates. In addition, for each Collateral Account that Borrower or any of its Subsidiaries (other than any Collateral Account of the MSC Subsidiary), at any time opens or maintains, Borrower or such Subsidiary shall cause the applicable bank or financial institution at or with which such Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Collateral Agent’s Lien in such Collateral Account in accordance with the terms hereunder prior to the establishment of such Collateral Account, which Control Agreement may not be terminated without prior written consent of Collateral Agent. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s, or any of its Subsidiaries’, employees and identified to Collateral Agent by Borrower as such in the Perfection Certificates.

(c)Neither Borrower nor any of its Subsidiaries shall maintain any Collateral Accounts except Collateral Accounts maintained in accordance with Sections 6.6(a) and (b).”

2.5Section 10 (Notices). The address information for Goodwin Procter LLP (but not the address information for Borrower, which remains unchanged) in Section 10 of the Loan Agreement hereby is amended and restated in its entirety as follows:

GOODWIN PROCTER LLP

520 Broadway, Suite 500 Santa

Monica, CA 90401 Attn: Kristopher J. Ring

Email: KRing@goodwinlaw.com

2.6Section 13 (Definitions). The following terms and such definitions in Section 13.1 of the Loan Agreement hereby are amended and restated in their entirety as follows:

““Amortization Date” is June 1, 2025; provided, however, if Borrower achieves the Second Interest-Only Extension Milestone on or prior to May 1, 2025, then the Amortization Date with respect to all Term Loans shall automatically be extended to December 1, 2025 (any such extension, the “Amortization Date Extension Condition Satisfaction”).”

““Key Person” is each of Borrower’s (i) President and Chief Executive Officer, who is Jay Backstrom, M.D., MPH as of the Fourth Amendment Effective Date, (ii) Chief Financial Officer, who is Ted Myles as of the Fourth Amendment Effective Date and (iii) Chief Medical Officer, who is Jing Marantz, M.D. as of the Fourth Amendment Effective Date.”

““Obligations” are all of Borrower’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, the Prepayment Fee (if any), the Second Amendment Accrued Final Payment, the Final Payment, the First Interest-Only Extension Milestone Fee, the Second Interest-Only Extension Milestone Fee and other amounts Borrower owes the Lenders now or later, in connection with, related to, following, or arising from, out of or under, this Agreement or, the other Loan Documents, or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Collateral Agent, and the performance of Borrower’s duties under the Loan Documents.

““Term D Draw Period” is the period commencing on the date of the occurrence of the Term D Milestone and ending on the earliest of (i) December 31, 2024 and (ii) the occurrence of an Event of Default; provided, however, that the Term D Draw Period shall not commence if on the date of the occurrence of the Term D Milestone an Event of Default has occurred and is continuing.”

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

““Term D Milestone” is Borrower’s delivery to Collateral Agent and the Lenders of evidence, satisfactory to Collateral Agent and the Lenders in their sole but reasonable discretion, of Borrower’s receipt of (i) [***] and (ii) unrestricted (other than from (a) Collateral Agent’s Liens and control agreements and (b) bankers’ Liens described in clause (h) in the defined term Permitted Liens) net cash proceeds after the Fourth Amendment Effective Date of not less than One Hundred Fifty Million Dollars ($150,000,000.00) from the issuance and sale of its equity securities in a single equity financing transaction (or subsequent closings from such single equity financing that are completed within thirty-five days (35) days following the initial closing of such single equity financing transaction) and net cash proceeds from any pre-funded warrants with respect to any warrantholder or any of its Affiliates received within thirty-five days (35) days following the initial closing of such single equity financing transaction.”

2.7	Section 13 (Definitions). The following terms and such definitions are hereby added to Section

13.1 of the Loan Agreement as follows:

““Amortization Date Extension Condition Satisfaction” is defined in the definition of “Amortization Date”.

““First Interest-Only Extension Milestone Fee” is a fee, due and payable to the Lenders in accordance with their respective Pro Rata Shares, in an aggregate amount equal to Thirty Thousand Dollars ($30,000.00) on the Fourth Amendment Effective Date.”

““Fourth Amendment” means that certain Fourth Amendment to Loan and Security Agreement, dated as of the Fourth Amendment Effective Date, by and among Borrower, Parent, Oxford as a lender and Collateral Agent, SVB as a lender and the other Lenders party thereto.”

““Fourth Amendment Effective Date” is May 17, 2024.”

““Fourth Amendment Good Faith Deposit” is defined in Section 2.5(e).”

““Second Interest-Only Extension Milestone” is Borrower’s delivery to Collateral Agent and the Lenders of evidence, satisfactory to Collateral Agent and the Lenders in their sole but reasonable discretion, of Borrower’s receipt of unrestricted net cash proceeds after the Fourth Amendment Effective Date of at least One Hundred Fifty Million Dollars ($150,000,000.00) from the issuance and sale of its equity securities in a single equity financing transaction (or subsequent closings from such single equity financing that are completed within thirty-five days (35) days following the initial closing of such single equity financing transaction) and net cash proceeds from any pre-funded warrants with respect to any warrantholder or any of its Affiliates received within thirty-five days (35) days following the initial closing of such single equity financing transaction.”

““Second Interest-Only Extension Milestone Fee” is a fee, due and payable to the Lenders in accordance with their respective Pro Rata Shares, in an aggregate amount equal to Forty Thousand Dollars ($40,000.00) within five (5) Business Days of written confirmation from Collateral Agent to Borrower that the Amortization Date Extension Condition Satisfaction has occurred.”

2.8Silicon Valley Bank. The references in the Loan Agreement to “Silicon Valley Bank, a division of First- Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank))” in the Introduction, Section 10, Section 12.11, Schedule 1.1 and the Exhibits are hereby replaced with “Silicon Valley Bank, a division of FirstCitizens Bank & Trust Company”.

2.9Schedule 1.1 (Lenders and Commitments). Schedule 1.1 of the Loan Agreement is hereby amended and restated as set forth on Exhibit A to this Amendment.

2.10Compliance Certificate. The Compliance Certificate attached as Exhibit C to the Loan Agreement is hereby amended and restated as set forth on Exhibit B to this Amendment.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

2.11Amortization Tables. The Amortization Tables previously attached to the Disbursement Letters for the Term A Loans, Term B Loans and Term C Loan are replaced by the Amortization Tables attached as Exhibit C to this Amendment.

3.	Limitation of Amendment.

3.1The amendments set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which the Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

4.	Representations and Warranties.To induce Collateral Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and the Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date) and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by or on behalf of the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not contravene

(i) any material law or regulation binding on or affecting Borrower, (ii) any material contractual restriction with a Person binding on Borrower, (iii) any material order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made (or will be obtained or made on the date hereof);

4.6This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws relating to or affecting creditors’ rights and general equitable principles.

5.	Release by Borrower.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

5.1FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent and each Lender and their respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment solely to the extent such claims arise out of or are in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing (collectively “Released Claims”).

5.2By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected in relation to the Released Claims; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Collateral Agent or the Lenders with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

5.3This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and the Lenders to enter into this Amendment, and that Collateral Agent and the Lenders would not have done so but for Collateral Agent’s and the Lenders’ expectation that such release is valid and enforceable in all events.

6.	Loan Document. Borrower, the Lenders and Collateral Agent agree that this Amendment shall be a Loan Document. Except as expressly set forth herein, the Loan Agreement and the other Loan Documents shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

7.	Effectiveness. This Amendment shall be deemed effective as of the date hereof upon (a) the due execution and delivery of this Amendment by the parties hereto, (b) Collateral Agent’s receipt of the First Interest-Only Extension Milestone Fee referenced in Section 2.5(g) of the Loan Agreement (as amended by this Amendment) in an aggregate amount of Thirty Thousand Dollars ($30,000.00) to be shared between the Lenders in accordance with their respective Pro Rata Shares, and (c) all such other agreements, documents and deliverables requested in writing by Collateral Agent in its reasonable discretion prior to the date hereof (including such agreements, documents and deliverables as detailed in the closing checklist provided in connection with this Amendment).

8.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. Delivery by electronic transmission (e.g. “.pdf”) of an executed counterpart of this Amendment shall be effective as a manually executed counterpart signature thereof.

9.	Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

[Balance of Page Intentionally Left Blank]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above.

BORROWER:

SCHOLAR ROCK HOLDING CORPORATION

By /s/ Jay Backstrom  Name: Jay Backstrom

Title: President and Chief Executive Officer

SCHOLAR ROCK, INC.

By /s/ Jay Backstrom  Name: Jay Backstrom

Title: President and Chief Executive Officer

[Signature Page to Fourth Amendment to Loan and Security Agreement]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By /s/ Colette H. Featherly  Name: Colette H. Featherly

Title: Senior Vice President

LENDERS:

OXFORD FINANCE FUNDING XIII, LLC OXFORD FINANCE FUNDING IX, LLC OXFORD FINANCE FUNDING 2023-1, LLC

By: Oxford Finance LLC, as servicer

By /s/ Colette H. Featherly  Name: Colette H. Featherly

Title: Senior Vice President

FIRST-CITIZENS BANK & TRUST COMPANY

By /s/ John Sansone  Name: John Sansone

Title: Senior Vice President

\1608857608.3

[Signature Page to Fourth Amendment to Loan and Security Agreement] ACTIVE

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Exhibit A

SCHEDULE 1.1

Lenders and Commitments

Term A Loans

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE FUNDING XIII, LLC	$12,500,000.00	100.00%
SVB**	$0.00	0.00%
TOTAL	$12,500,000.00	100.00%

Term B Loans

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE FUNDING IX, LLC	$6,500,000.00	52.00%
OXFORD FINANCE FUNDING 2023-1, LLC	$6,000,000.00	48.00%
SVB**	$0.00	0.00%
TOTAL	$12,500,000.00	100.00%

Term C Loans

Lender	Term Loan Commitment	Commitment Percentage
SVB**	$25,000,000.00	100.00%
TOTAL	$25,000,000.00	100.00%

Term D Loans

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$12,500,000.00	50.00%
SVB	$12,500,000.00	50.00%
TOTAL	$25,000,000.00	100.00%

Aggregate (all Term Loans)

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE FUNDING XIII, LLC	$12,500,000.00	16.6666667%
OXFORD FINANCE FUNDING IX, LLC	$6,500,000.00	8.6666667%
OXFORD FINANCE FUNDING 2023-1, LLC	$6,000,000.00	8.00%
OXFORD FINANCE LLC	$12,500,000.00	16.6666667%
SVB	$37,500,000.00	50.00%
TOTAL	$75,000,000.00	100.00%

**On the Second Amendment Effective Date, the proceeds of the Term C Loan were used to prepay in full the Term A Loan in the principal amount of $12,500,000 held by SVB and the Term B Loan in the principal amount of

$12,500,000 held by SVB.

1608857608.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Exhibit B

Compliance Certificate EXHIBIT C

Compliance Certificate

TO:OXFORD FINANCE LLC, as Collateral Agent and Lender

SILICON VALLEY BANK, a division of First-Citizens Bank & Trust Company, as Lender FROM:SCHOLAR ROCK HOLDING CORPORATION and SCHOLAR ROCK, INC.

The undersigned authorized officer (“Officer”) of SCHOLAR ROCK HOLDING CORPORATION (“Parent”) and SCHOLAR ROCK, INC. (together with Parent, individually and collectively, jointly and severally, “Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a)Borrower is in compliance for the period ending   with all required covenants except as noted below;

(b)	There are no Events of Default, except as noted below;

(c)Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(d)Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e)No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

Reporting CovenantRequirementActualComplies

1)Financial statementsQuarterly within 45 daysYesNoN/A

1608857608.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Within earlier of (i) 90 days after
2)Annual (CPA Audited) statements	FYE and (ii) 5 days of filing with	Yes	No	N/A
SEC
Annual Financial
3)Projections/Budget (prepared on a quarterly basis)	Annually (within 60 days of FYE), and when revised	Yes	No	N/A
4)A/R & A/P agings If applicable		Yes	No	N/A
5)8-K, 10-K and 10-Q Filings	If applicable, within 5 days of filing	Yes	No	N/A
6)Compliance Certificate	Monthly within 30 days	Yes	No	N/A
7)IP Report	When required	Yes	No	N/A
Total amount of Borrower’s cash
8) and cash equivalents at the last day of the measurement period	$	Yes	No	N/A
Total amount of Borrower’s Subsidiaries’ cash and cash 9)equivalents at the last day of the	$	Yes	No	N/A
measurement period
Total amount of Borrower’s cash and investments maintained with
Bank or Bank’s Affiliates (at all
10)times, from the date that is thirty	$	Yes	No	N/A
(30) days after the Fourth Amendment Effective Date)[1]

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

Institution NameAccount NumberNew Account?Account Control Agreement in place?

1)Yes	No	Yes	No
2)Yes	No	Yes	No
3)Yes	No	Yes	No
4)Yes	No	Yes	No

1 Compliance requires cash and investments to be not less than twenty-five percent (25%) of the Dollar value of all of Borrower’s and its Subsidiaries’ cash and investments; provided, however, if Borrower achieves the Second InterestOnly Extension Milestone, compliance requires cash and investments to be not less than sixty percent (60%) of the Dollar value of all of Borrower’s and its Subsidiaries’ cash and investments within thirty (30) days of the date Borrower achieves the Second Interest-Only Extension Milestone and at all times thereafter.

1608857608.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Other Matters

1)Have there been any changes in management since the last Compliance Certificate?	Yes	No
2)Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by	Yes	No
the Loan Agreement?
Have there been any new or pending claims or causes of action against Borrower that 3)Yes No involve more than Five Hundred Thousand Dollars ($500,000.00)?	Yes	No

4)

Have there been any material changes to the capitalization table of Borrower or any amendments of the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

		Yes	No
5)	Have there been any new licenses or agreements pursuant to which Borrower or any Subsidiary is the licensee as required by Section 5.2(d)?	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

SCHOLAR ROCK HOLDING CORPORATION

By

Name:   Title:

SCHOLAR ROCK, INC.

By

Name:   Title:

Date:

LENDER USE ONLY

Received by:  Date:

Verified by:Date:

Compliance Status:YesNo

1608857608.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Exhibit C

Amortization Schedules for Term A Loans, Term B Loans and Term C Loan

(see attached)

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Oxford Finance & SVB Amortization Table

Scholar Rock Tranche 1 Total

Start Date:	11/10/2022		Disclaimer:
Interest Rate:	13.10000%	29 IO + 30 PI	THIS IS A STANDARD AMORTIZATION SCHEDULE. IT IS NOT INTENDED TO BE USED FOR PAYOFF PURPOSES.
Term:	59
Payment:	Varies
Exit Fee:	$1,000,000.00	2.00%
Amount:	50,000,000.00		THIS AMORTIZATION SCHEDULE
Interim Interest Days:	21		REPRESENTS A FLOATING INTEREST RATE
Interim Interest:			LOAN. INTEREST RATE CHARGED MAY
			DIFFER FROM RATE PER THIS SCHEDULE
			BASED ON THE TERMS OF THE LOAN
			AGREEMENT

PMT	Payment	Beginning	Monthly	Interest	Principal	Ending
No.	Date:	Balance:	Payment			Balance
	12/1/22		Interim Interest Due:			$50,000,000.00
1	1/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
2	2/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
3	3/1/23	$50,000,000.00	$509,444.44	$509,444.44	$0.00	$50,000,000.00
4	4/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
5	5/1/23	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
6	6/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
7	7/1/23	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
8	8/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
9	9/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
10	10/1/23	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
11	11/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
12	12/1/23	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
13	1/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
14	2/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
15	3/1/24	$50,000,000.00	$527,638.89	$527,638.89	$0.00	$50,000,000.00
16	4/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
17	5/1/24	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
18	6/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
19	7/1/24	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
20	8/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
21	9/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
22	10/1/24	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
23	11/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
24	12/1/24	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
25	1/1/25	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
26	2/1/25	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
27	3/1/25	$50,000,000.00	$509,444.44	$509,444.44	$0.00	$50,000,000.00

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Oxford Finance & SVB Amortization Table

Scholar Rock Tranche 1 Total

28	4/1/25	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
29	5/1/25	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
30	6/1/25	$50,000,000.00	$2,230,694.44	$564,027.78	$1,666,666.67	$48,333,333.33
31	7/1/25	$48,333,333.33	$2,194,305.56	$527,638.89	$1,666,666.67	$46,666,666.67
32	8/1/25	$46,666,666.67	$2,193,092.59	$526,425.93	$1,666,666.67	$45,000,000.00
33	9/1/25	$45,000,000.00	$2,174,291.67	$507,625.00	$1,666,666.67	$43,333,333.33
34	10/1/25	$43,333,333.33	$2,139,722.22	$473,055.56	$1,666,666.67	$41,666,666.67
35	11/1/25	$41,666,666.67	$2,136,689.81	$470,023.15	$1,666,666.67	$40,000,000.00
36	12/1/25	$40,000,000.00	$2,103,333.33	$436,666.67	$1,666,666.67	$38,333,333.33
37	1/1/26	$38,333,333.33	$2,099,087.96	$432,421.30	$1,666,666.67	$36,666,666.67
38	2/1/26	$36,666,666.67	$2,080,287.04	$413,620.37	$1,666,666.67	$35,000,000.00
39	3/1/26	$35,000,000.00	$2,023,277.78	$356,611.11	$1,666,666.67	$33,333,333.33
40	4/1/26	$33,333,333.33	$2,042,685.19	$376,018.52	$1,666,666.67	$31,666,666.67
41	5/1/26	$31,666,666.67	$2,012,361.11	$345,694.44	$1,666,666.67	$30,000,000.00
42	6/1/26	$30,000,000.00	$2,005,083.33	$338,416.67	$1,666,666.67	$28,333,333.33
43	7/1/26	$28,333,333.33	$1,975,972.22	$309,305.56	$1,666,666.67	$26,666,666.67
44	8/1/26	$26,666,666,67	$1,967,481.48	$300,814.81	$1,666,666.67	$25,000,000.00
45	9/1/26	$25,000,000.00	$1,948,680.56	$282,013.89	$1,666,666.67	$23,333,333.33
46	10/1/26	$23,333,333.33	$1,921,388.89	$254,722.22	$1,666,666.67	$21,666,666.67
47	11/1/26	$21,666,666.67	$1,911,078.70	$244,412.04	$1,666,666.67	$20,000,000.00
48	12/1/26	$20,000,000.00	$1,885,000.00	$218,333.33	$1,666,666.67	$18,333,333.33
49	1/1/27	$18,333,333.33	$1,873,476.85	$206,810.19	$1,666,666.67	$16,666,666.67
50	2/1/27	$16,666,666.67	$1,854,675.93	$188,009.26	$1,666,666.67	$15,000,000.00
51	3/1/27	$15,000,000.00	$1,819,500.00	$152,833.33	$1,666,666.67	$13,333,333.33
52	4/1/27	$13,333,333.33	$1,817,074.07	$150,407.41	$1,666,666.67	$11,666,666.67
53	5/1/27	$11,666,666.67	$1,794,027.78	$127,361.11	$1,666,666.67	$10,000,000.00
54	6/1/27	$10,000,000.00	$1,779,472.22	$112,805.56	$1,666,666.67	$8,333,333.33
55	7/1/27	$8,333,333.33	$1,757,638.89	$90,972.22	$1,666,666.67	$6,666,666.67
56	8/1/27	$6,666,666.67	$1,741,870.37	$75,203.70	$1,666,666.67	$5,000,000.00
57	9/1/27	$5,000,000.00	$1,723,069.44	$56,402.78	$1,666,666.67	$3,333,333.33
58	10/1/27	$3,333,333.33	$1,703,055.56	$36,388.89	$1,666,666.67	$1,666,666.67
59	11/1/27	$1,666,666.67	$1,685,467.59	$18,800.93	$1,666,666.67	$0.00
Final	11/1/27	Final Payment	$1,000,000.00	$1,000,000.00	$0.00

		Totals	$75,641,342.59	$25,641,342.59	$50,000,000.00

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Oxford Finance & SVB Amortization Table

Scholar Rock Tranche 1 Total

Start Date:	11/10/2022		Disclaimer:
Interest Rate:	13.10000%	35 IO + 24 PI	THIS IS A STANDARD AMORTIZATION SCHEDULE. IT IS NOT INTENDED TO BE USED FOR PAYOFF PURPOSES.
Term:	59
Payment:	Varies
Exit Fee:	$1,000,000.00	2.00%
Amount:	50,000,000.00		THIS AMORTIZATION SCHEDULE
Interim Interest Days:	21		REPRESENTS A FLOATING INTEREST RATE
Interim Interest:			LOAN. INTEREST RATE CHARGED MAY
			DIFFER FROM RATE PER THIS SCHEDULE
			BASED ON THE TERMS OF THE LOAN
			AGREEMENT

PMT	Payment	Beginning	Monthly	Interest	Principal	Ending
No.	Date:	Balance:	Payment			Balance
	12/1/22		Interim Interest Due:			$50,000,000.00
1	1/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
2	2/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
3	3/1/23	$50,000,000.00	$509,444.44	$509,444.44	$0.00	$50,000,000.00
4	4/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
5	5/1/23	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
6	6/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
7	7/1/23	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
8	8/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
9	9/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
10	10/1/23	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
11	11/1/23	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
12	12/1/23	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
13	1/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
14	2/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
15	3/1/24	$50,000,000.00	$527,638.89	$527,638.89	$0.00	$50,000,000.00
16	4/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
17	5/1/24	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
18	6/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
19	7/1/24	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
20	8/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
21	9/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
22	10/1/24	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
23	11/1/24	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
24	12/1/24	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
25	1/1/25	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
26	2/1/25	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
27	3/1/25	$50,000,000.00	$509,444.44	$509,444.44	$0.00	$50,000,000.00

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Oxford Finance & SVB Amortization Table

Scholar Rock Tranche 1 Total

PMT	Payment	Beginning	Monthly	Interest	Principal	Ending
No.	Date:	Balance:	Payment			Balance
28	4/1/25	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
29	5/1/25	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
30	6/1/25	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
31	7/1/25	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
32	8/1/25	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
33	9/1/25	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
34	10/1/25	$50,000,000.00	$545,833.33	$545,833.33	$0.00	$50,000,000.00
35	11/1/25	$50,000,000.00	$564,027.78	$564,027.78	$0.00	$50,000,000.00
36	12/1/25	$50,000,000.00	$2,629,166.67	$545,833.33	$2,083,333.33	$47,916,666.67
37	1/1/26	$47,916,666.67	$2,623,859.95	$540,526.62	$2,083,333.33	$45,833,333.33
38	2/1/26	$45,833,333.33	$2,600,358.80	$517,025.46	$2,083,333.33	$43,750,000.00
39	3/1/26	$43,750,000.00	$2,529,097.22	$445,763.89	$2,083,333.33	$41,666,666.67
40	4/1/26	$41,666,666.67	$2,553,356.48	$470,023.15	$2,083,333.33	$39,583,333.33
41	5/1/26	$39,583,333.33	$2,515,451.39	$432,118.06	$2,083,333.33	$37,500,000.00
42	6/1/26	$37,500,000.00	$2,506,354.17	$423,020.83	$2,083,333.33	$35,416,666.67
43	7/1/26	$35,416,666.67	$2,469,965.28	$386,631.94	$2,083,333.33	$33,333,333.33
44	8/1/26	$33,333,333.33	$2,459,351.85	$376,018.52	$2,083,333.33	$31,250,000.00
45	9/1/26	$31,250,000.00	$2,435,850.69	$352,517.36	$2,083,333.33	$29,166,666.67
46	10/1/26	$29,166,666.67	$2,401,736.11	$318,402.78	$2,083,333.33	$27,083,333.33
47	11/1/26	$27,083,333.33	$2,388,848.38	$305,515.05	$2,083,333.33	$25,000,000.00
48	12/1/26	$25,000,000.00	$2,356,250.00	$272,916.67	$2,083,333.33	$22,916,666.67
49	1/1/27	$22,916,666.67	$2,341,846.06	$258,512.73	$2,083,333.33	$20,833,333.33
50	2/1/27	$20,833,333.33	$2,318,344.91	$235,011.57	$2,083,333.33	$18,750,000.00
51	3/1/27	$18,750,000.00	$2,274,375.00	$191,041.67	$2,083,333.33	$16,666,666.67
52	4/1/27	$16,666,666.67	$2,271,342.59	$188,009.26	$2,083,333.33	$14,583,333.33
53	5/1/27	$14,583,333.33	$2,242,534.72	$159,201.39	$2,083,333.33	$12,500,000.00
54	6/1/27	$12,500,000.00	$2,224,340.28	$141,006.94	$2,083,333.33	$10,416,666.67
55	7/1/27	$10,416,666.67	$2,197,048.61	$113,715.28	$2,083,333.33	$8,333,333.33
56	8/1/27	$8,333,333.33	$2,177,337.96	$94,004.63	$2,083,333.33	$6,250,000.00
57	9/1/27	$6,250,000.00	$2,153,836.81	$70,503.47	$2,083,333.33	$4,166,666.67
58	10/1/27	$4,166,666.67	$2,128,819.44	$45,486.11	$2,083,333.33	$2,083,333.33
59	11/1/27	$2,083,333.33	$2,106,834.49	$23,501.16	$2,083,333.33	($0.00)
Final	11/1/27	Final Payment	$1,000,000.00	$1,000,000.00	$0.00

		Totals	$77,301,585.65	$27,301,585.65	$50,000,000.00